o196 STK SAI 1

                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                           FRANKLIN MIDCAP GROWTH FUND
                             DATED SEPTEMBER 1, 1997

The Statement of Additional Information is amended as follows:

I. The first paragraph in the section "The Rule 12b-1 Plan," found under "The Fund's Underwriter," is replaced with the following:

The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act. Under the plan, the Fund may pay up to a maximum of 0.35% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares. Of this amount, the Fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses.

II. The following replaces the performance figures under "How does the Fund Measure Performance? - Total Return." The figures below have been restated to reflect the Fund's current, maximum 5.75% initial sales charge.

The Fund's average annual total return for the one-year period ended April 30, 1997, and for the period from inception (August 17, 1993) through April 30, 1997, was 0.34% and 11.97%, respectively.

The Fund's cumulative total return for the one-year period ended April 30, 1997, and for the period from inception (August 17, 1993) through April 30, 1997, was 0.34% and 51.98%, respectively.

III. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 5.75%.

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                 Please keep this supplement for future reference.